                                                                      Exhibit 10

                               [CROWLEY(R) LOGO]

                                 July 22, 2002

To the Administrative Agent and the Lenders
Party to the Credit Agreement Referred to Below

Re: $115 million Amended and Restated Credit Agreement dated as of November 2, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Crowley Maritime Corporation, as Borrower, the Lenders Parties party thereto (the "LENDERS"), Citibank, N.A., as Issuing Bank and as Swing Line bank, Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Lender Parties (the "ADMINISTRATIVE AGENT"), and Salomon Smith Barney Inc., as Arranger.

Ladies and Gentlemen:

         Reference is made to MTL Petrolink Corporation ("PETROLINK") and its operating lease commitments in the amount of $19,348,760 as reflected in the undersigned's 2001 audited financial statements. Pursuant to Clause (ii)(A) of the definition of "Net Debt" in Section 1.01 of the Credit Agreement ("NET DEBT"), such operating lease commitments are included in the calculation of Net Debt. The definition of Net Debt is defined, in pertinent part:

         "as to the Borrower and its Consolidated Subsidiaries at any time, the aggregate sum of (i) all Indebtedness (as reflected on the consolidated balance sheet of the Borrower), (ii) 300% of the amount equal to (A) the operating lease commitments shown in the footnotes to the most recent audited financial statements delivered to the Lender Parties pursuant to Section 5.01(a)(i) to be contractually due in the subsequent fiscal year..." (emphasis added).

         However, Petrolink's operating lease commitments, as a factual matter, no longer exist due to the sale of Petrolink. Despite the absence of explicit language of exclusion from Clause (ii)(A), we believe that it would be reasonable, as a matter of complying with the operating lease commitments included in the 2001 audited financial statement from the calculation of the total Net Debt for the period from the date of the sale of Petrolink through the end of the fiscal year 2002 (the "RELEVANT PERIOD"). In addition, in determining compliance with the relevant financial covenants, we believe that it would be reasonable to deduct from the calculation of EBITDA for the Relevant Period Petrolink's contributions to EBITDA during the Relevant Period. The Administrative Agent has indicated to the undersigned that it supports this exclusion, subject, of course, to your approval.


CROWLEY MARITIME CORPORATION-155 GRAND AVENUE-SUITE 700-OAKLAND, CALIFORNIA
                   94612-PHONE 510-251-7500-FAX 510-291-7625
                                www.crowley.com

          Accordingly, we request your consent to waive the inclusion of Petrolink's operating lease commitments in the calculation of Net Debt for the Relevant Period by executing a copy of the attached consent (where indicated below) and delivering same by fax to: Edward Cho at Shearman & Sterling, fax number (646) 848-4782, no later than 12:00PM, July 26, 2002.

          Except as expressly provided herein, the waiver of the Lenders to the inclusion of Petrolink's operating lease commitments shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement. In addition, the Administrative Agent and the Lenders shall be fully indemnified in connection herewith in accordance with Section 9.04(b) of the Credit Agreement.

Regards,

CROWLEY MARITIME CORPORATION

/s/ Albert M. Marucco
_____________________________
Name:  ALBERT M. MARUCCO
Title: VICE PRESIDENT-TREASURER

                                    CONSENT

          The undersigned Lender hereby consents to the (i) exclusion of the operating lease commitments of MTL Petrolink Corporation in the amount of $19,348,760 included in the Borrower's 2001 audited financial statement from the calculation of Net Debt, as defined in Section 1.01 of the Amended and Restated Credit Agreement, dated as of November 2, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Crowley Maritime Corporation, as Borrower, the Lenders Parties party thereto, Citibank, N.A., as Issuing Bank and as Swing Line bank, Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Lender Parties, and Salomon Smith Barney, Inc., as Arranger, for the Relevant Period (as defined in the letter to which this Consent is attached), and (ii) deduction from the calculation of EBITDA for the Relevant Period Petrolink's contributions to EBITDA during the Relevant Period.



--------------------------
[Name of Lender]



/s/ Mark B. Johnson
--------------------------
By:       [Stamp]
Title:    MARK B. JOHNSON
          DIRECTOR
          NEW YORK SHIPPING & LOGISTICS
          888 GREENWICH ST./23RD PL.
          TEL: 212-816-5435
          FAX: 212-816-5429

                                    CONSENT

     The undersigned Lender hereby consents to the (i) exclusion of the operating lease commitments of MTL Petrolink Corporation in the amount of $19,348,760 included in the Borrower's 2001 audited financial statement from the calculation of Net Debt, as defined in Section 1.01 of the Amended and Restated Credit Agreement, dated as of November 2, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement": the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Crowley Maritime Corporation, as Borrower, the Lenders Parties party thereto, Citibank, N.A., as Issuing Bank and as Swing Line bank, Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Lender Parties, and Salomon Smith Barney Inc., as Arranger, for the Relevant Period (as defined in the letter to which this Consent is attached), and (ii) deduction from the calculation of EBITDA for the Relevant Period Petrolink's contributions to EBITDA during the Relevant Period.


  Nordea Bank
-----------------------------
Name of Lender


/s/ Martin Lunder
-----------------------------
By:    Martin Lunder
Title: Senior Vice President

                                    CONSENT

          The undersigned Lender hereby consents to the (i) exclusion of the operating lease commitments of MTL Petrolink Corporation in the amount of $19,348,760 included in the Borrower's 2001 audited financial statement from the calculation of Net Debt, as defined in Section 1.01 of the Amended and Restated Credit Agreement, dated as of November 2, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Crowley Maritime Corporation, as Borrower, the Lenders Parties party thereto, Citibank, N.A., as Issuing Bank and as Swing Line bank, Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Lender Parties, and Salomon Smith Barney, Inc., as Arranger, for the Relevant Period (as defined in the letter to which this Consent is attached), and (ii) deduction from the calculation of EBITDA for the Relevant Period Petrolink's contributions to EBITDA during the Relevant Period.


Landesbank Schleswig-Holstein
Girozentrale
-----------------------------
[NAME OF LENDER]





/s/ Manfred Ernst
------------------------------
By:    Christian Book       Manfred Ernst
Title: SVP                  VP

                                    CONSENT

          The undersigned Lender hereby consents to the (i) exclusion of the operating lease commitments of MTL Petrolink Corporation in the amount of $19,348,760 included in the Borrower's 2001 audited financial statement from the calculation of Net debt, as defined in Section 1.01 of the Amended and Restated Credit Agreement, dated as of November 2, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Crowley Maritime Corporation, as Borrower, the Lenders Parties party thereto, Citibank, N.A., as Issuing Bank and as Swing Line bank, Citicorp USA, Inc. as Administrative Agent and as Collateral Agent for the Lender Parties, and Salomon Smith Barney Inc., as arranger, for the Relevant Period (as defined in the letter to which this Consent is attached), and (ii) deduction from the calculation of EBITDA for the Relevant Period Petrolink's contributions to EBITDA during the Relevant Period.


DEN NORSKE BANK ASA




/s/ Barbara Gronquist
--------------------------
By:    BARBARA GRONQUIST
Title: SENIOR VICE PRESIDENT


DEN NORSKE BANK ASA



/s/ Nikolai A. Nachamkin
----------------------------
By:    NIKOLAI A. NACHAMKIN
Title: FIRST VICE PRESIDENT

                                    CONSENT

          The undersigned Lender hereby consents to the (i) exclusion of the operating lease commitments of MTL Petrolink Corporation in the amount of $19,348,760 included in the Borrower's 2001 audited financial statement from the calculation of Net Debt, as defined in Section 1.01 of the Amended and Restated Credit Agreement, dated as of November 2, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Crowley Maritime Corporation, as Borrower, the Lenders Parties party thereto, Citibank, N.A., as Issuing Bank and as Swing Line bank, Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Lender Parties, and Salomon Smith Barney, Inc., as Arranger, for the Relevant Period (as defined in the letter to which this Consent is attached), and (ii) deduction from the calculation of EBITDA for the Relevant Period Petrolink's contributions to EBITDA during the Relevant Period.


Nedship Bank N.V.
--------------------------
[Name of Lender]




/s/ Y.A.F. Diclen and J. H. Broersen
------------------------------------
By:    Y.A.F. Diclen and J. H. Broersen
Title: Insurance Manager and Senior Accounting Officer